WRL FREEDOM BELLWETHER®

Variable Annuity

Issued by

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

Supplement dated June 24, 2005

to the

Prospectus dated May 1, 2005

The following hereby replaces the corresponding paragraph in Distribution of the Contracts - Special Compensation Paid to Affiliated Wholesaling and Selling Firms in the prospectus.

Sales representatives and their managers at ISI and WGS may receive directly or indirectly additional cash benefits and non-cash compensation or reimbursements from us or our affiliates. Additional compensation or reimbursement arrangements may include payments in connection with the firm’s conferences or seminars, sales or training programs for invited selling representatives and other employees, seminars for the public, trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, and payments, loans or loan guaranties to assist a firm or a representative in connection with systems, operating, marketing and other business expenses. The amounts may be significant and may provide us with increased access to the sales representatives.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

WRL Freedom Bellwether® Variable Annuity dated May 1, 2005